SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported) :          November 9, 2000


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)


            1-14161                                        11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

  175 East Old Country Road, Hicksville, New York                         11801
     One MetroTech Center, Brooklyn, New York                             11201
        (Address of Principal Executive Offices)                      (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      Other Events.
             ----- ------

          On November 9, 2000, KeySpan Corporation ("the Company") issued a press release disclosing that it had consummated its acquisition of Eastern Enterprises and EnergyNorth, Inc..

          The Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

          Attached hereto as exhibit 99.2 is the unaudited pro forma consolidated condensed balance sheet, income statement and related notes of a combined KeySpan, Eastern and EnergyNorth for the nine months ended September 30, 2000.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             --------- ----------- --- ----- --------- ----------- --- --------

           (c)    Exhibits

                  (1)       Press Release of the Company dated November 9, 2000.

                  (2) Unaudited pro forma consolidated condensed balance sheet, income statement and related notes of a combined KeySpan, Eastern and EnergyNorth for the nine months ended September 30, 2000.



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                KEYSPAN CORPORATION

Dated: November 9, 2000                         By:/s/Gerald Luterman
                                                -----------------------------
                                                Name:  Gerald Luterman
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


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



                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.      Exhibit                                                    Page
-----------      -------                                                    ----

  99.1           Press Release dated November 9, 2000                        5

  99.2           Unaudited pro forma consolidated condensed                  9
                 balance sheet, income statement and related notes of a combined KeySpan, Eastern and EnergyNorth for the nine months ended September 30, 2000.































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